UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

Snail, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12049 Jefferson Blvd
Culver City, CA 90230

(Address of principal executive offices) (Zip Code)

+1 (310) 988-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SNAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Snail, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s definitive proxy statement for the Annual Meeting was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2023 and describes in detail both of the two proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting. The final results for the votes cast with respect to each Proposal are set forth below.

As of April 27, 2023, the record date of the Annual Meeting, there were 36,649,725 outstanding shares of the Company’s common stock, consisting of 7,901,145 shares of Class A common stock and 28,748,580 shares of Class B common stock. Of the Company’s common stock, Class A common stock was entitled to one vote per share and Class B common stock was entitled to ten votes per share at the Annual Meeting, constituting all of the outstanding voting securities of the Company as of the record date. At the Annual Meeting, a quorum of 29,564,962 shares of the Company’s common stock were represented in person or by proxy.

Proposal 1

The stockholders elected seven directors to the Company’s Board of Directors, each for a term of one year expiring at the 2024 Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hai Shi	287,641,701	41,019	619,462
Jim Tsai	287,642,788	39,932	619,462
Heidy Chow	287,642,591	40,129	619,462
Peter Kang	287,642,788	39,932	619,462
Ying Zhou	287,642,801	39,919	619,462
Neil Foster	287,681,658	1,062	619,462
Sandra Pundmann	287,681,436	1,284	619,462

Proposal 2

The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the following vote:

Votes For	Votes Against	Abstentions
288,298,200	2,391	1,591

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAIL, INC.

Date: June 26, 2023	By:	/s/ Jim S. Tsai
	Name:	Jim S. Tsai
	Title:	Chief Executive Officer